UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2011, Westell Technologies, Inc. (“the Company”) issued a press release setting forth the financial results for its fiscal year 2012 second quarter ended September 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 19, 2011, Christopher J. Shaver was appointed as Senior Vice President/General Manager of the OSPlant Systems division. In connection with the appointment, Mr. Shaver’s base salary increased from $230,000 to $250,000. Concurrently, Brian G. Powers has moved from the General Manager of the OSPlant Systems division to Vice President, Sales of the OSPlant Systems division.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press release announcing financial results for the fiscal year 2012 second quarter ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: October 19, 2011	By:	/s/ Brian S. Cooper
Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary